Exhibit 99.1

APPLIED MATERIALS ANNOUNCES SECOND QUARTER 2019 RESULTS

•	Quarterly revenue of $3.54 billion

•	GAAP and non-GAAP EPS of $0.70

•	Returns $814 million to shareholders

SANTA CLARA, Calif., May 16, 2019 — Applied Materials, Inc. (NASDAQ:AMAT) today reported results for its second quarter ended April 28, 2019.
Second Quarter Results
Applied generated revenue of $3.54 billion. On a GAAP basis, the company recorded gross margin of 43.2 percent, operating income of $776 million or 21.9 percent of net sales, and earnings per share (EPS) of $0.70.
On a non-GAAP adjusted basis, the company reported gross margin of 43.5 percent, operating income of $794 million or 22.4 percent of net sales, and EPS of $0.70.
The company returned $814 million to shareholders including $625 million in share repurchases and dividends of $189 million. As previously announced on March 8, 2019, Applied’s Board of Directors approved a five percent increase in the quarterly cash dividend from $0.20 to $0.21 per share.

“In the second fiscal quarter Applied Materials delivered results toward the top-end of our guidance range, reflecting solid execution across the company in a business environment that remains challenging,” said Gary Dickerson, president and CEO. “Looking ahead, we maintain a positive view of our markets as powerful new demand drivers for semiconductors and displays take shape, creating tremendous opportunities for Applied Materials.”

Applied Materials, Inc.

Quarterly Results Summary

	Q2 FY2019	Q2 FY2018	Change
	(In millions, except per share amounts and percentages)
Net sales	$3,539	$4,579	(23)%
Gross margin	43.2%	44.9%	(1.7) points
Operating margin	21.9%	28.2%	(6.3) points
Net income	$666	$1,100	(39)%
Diluted earnings per share	$0.70	$1.06	(34)%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	43.5%	45.9%	(2.4) points
Non-GAAP adjusted operating margin	22.4%	29.3%	(6.9) points
Non-GAAP adjusted net income	$660	$1,244	(47)%
Non-GAAP adjusted diluted EPS	$0.70	$1.19	(41)%

Applied adopted Accounting Standards Update 2014-09, Revenue from Contracts with Customers (ASC 606), as of the first day of fiscal 2019 using the full retrospective method. Applied also adopted Accounting Standards Update 2017-07, Compensation—Retirement Benefits, as of the first day of fiscal 2019 using the retrospective method. All prior periods included in the unaudited consolidated condensed balance sheet as of Oct. 28, 2018, and the unaudited consolidated condensed statements of operations and cash flows for the three and six months ended April 29, 2018, were restated under the new standards.
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the third quarter of fiscal 2019, Applied expects net sales to be approximately $3.525 billion, plus or minus $150 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.67 to $0.75.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Second Quarter Reportable Segment Information

Semiconductor Systems	Q2 FY2019	Q2 FY2018
	(In millions, except percentages)
Net sales	$2,184	$2,901
Foundry, logic and other	58%	30%
DRAM	18%	32%
Flash	24%	38%
Operating income	579	992
Operating margin	26.5%	34.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$589	$1,038
Non-GAAP adjusted operating margin	27.0%	35.8%

Applied Global Services	Q2 FY2019	Q2 FY2018
	(In millions, except percentages)
Net sales	$984	$945
Operating income	283	279
Operating margin	28.8%	29.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$283	$279
Non-GAAP adjusted operating margin	28.8%	29.5%

Applied Materials, Inc.

Display and Adjacent Markets	Q2 FY2019	Q2 FY2018
	(In millions, except percentages)
Net sales	$348	$719
Operating income	42	210
Operating margin	12.1%	29.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$46	$214
Non-GAAP adjusted operating margin	13.2%	29.8%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; tax effect of share-based compensation; certain income tax items and other discrete adjustments. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with changes to recent U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation, our investment and growth strategies, our development of new products and technologies, our business outlook for the third quarter of fiscal 2019 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues and changes in trade policies; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; changes in U.S. tax laws and regulation, and our interpretations of them; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 28, 2019	April 29, 2018	April 28, 2019	April 29, 2018
Net sales	$3,539	$4,579	$7,292	$8,784
Cost of products sold	2,009	2,523	4,097	4,788
Gross profit	1,530	2,056	3,195	3,996
Operating expenses:
Research, development and engineering	508	509	1,024	998
Marketing and selling	133	130	264	256
General and administrative	113	125	223	235
Total operating expenses	754	764	1,511	1,489
Income from operations	776	1,292	1,684	2,507
Interest expense	60	56	120	115
Interest and other income, net	43	25	83	52
Income before income taxes	759	1,261	1,647	2,444
Provision for income taxes	93	161	210	1,179
Net income	$666	$1,100	$1,437	$1,265
Earnings per share:
Basic	$0.71	$1.07	$1.51	$1.21
Diluted	$0.70	$1.06	$1.50	$1.20
Weighted average number of shares:
Basic	942	1,029	950	1,042
Diluted	948	1,040	957	1,056

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	April 28, 2019	October 28, 2018
ASSETS
Current assets:
Cash and cash equivalents	$3,116	$3,440
Short-term investments	507	590
Accounts receivable, net	2,264	2,323
Inventories	3,677	3,721
Other current assets	498	530
Total current assets	10,062	10,604
Long-term investments	1,609	1,568
Property, plant and equipment, net	1,494	1,407
Goodwill	3,399	3,368
Purchased technology and other intangible assets, net	185	213
Deferred income taxes and other assets	2,026	473
Total assets	$18,775	$17,633
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,212	$2,721
Contract liabilities	1,393	1,201
Total current liabilities	3,605	3,922
Income taxes payable	1,326	1,254
Long-term debt	5,311	5,309
Other liabilities	332	303
Total liabilities	10,574	10,788
Total stockholders’ equity	8,201	6,845
Total liabilities and stockholders’ equity	$18,775	$17,633

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Six Months Ended
	April 28, 2019	April 29, 2018	April 28, 2019	April 29, 2018
Cash flows from operating activities:
Net income	$666	$1,100	$1,437	$1,265
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	94	108	182	227
Share-based compensation	65	64	130	129
Deferred income taxes	8	40	49	72
Other	(10)	11	(9)	11
Net change in operating assets and liabilities	(23)	(712)	(155)	373
Cash provided by operating activities	800	611	1,634	2,077
Cash flows from investing activities:
Capital expenditures	(118)	(121)	(251)	(324)
Cash paid for acquisitions, net of cash acquired	(23)	—	(23)	(5)
Proceeds from sales and maturities of investments	442	488	906	2,432
Purchases of investments	(430)	(345)	(827)	(729)
Cash provided by (used in) investing activities	(129)	22	(195)	1,374
Cash flows from financing activities:
Proceeds from common stock issuances	73	56	73	56
Common stock repurchases	(625)	(2,500)	(1,375)	(3,282)
Tax withholding payments for vested equity awards	(6)	(13)	(80)	(154)
Payments of dividends to stockholders	(189)	(105)	(381)	(211)
Cash used in financing activities	(747)	(2,562)	(1,763)	(3,591)
Decrease in cash and cash equivalents	(76)	(1,929)	(324)	(140)
Cash and cash equivalents — beginning of period	3,192	6,799	3,440	5,010
Cash and cash equivalents — end of period	$3,116	$4,870	$3,116	$4,870
Supplemental cash flow information:
Cash payments for income taxes	$198	$139	$232	$217
Cash refunds from income taxes	$10	$1	$18	$41
Cash payments for interest	$76	$76	$110	$110

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q2 FY2019	Q2 FY2018
Unallocated net sales	$23	$14
Unallocated cost of products sold and expenses	(86)	(139)
Share-based compensation	(65)	(64)
Total	$(128)	$(189)
Additional Information

	Q2 FY2019	Q2 FY2018
Net Sales by Geography (In millions)
United States	457	345
% of Total	13%	8%
Europe	215	292
% of Total	6%	6%
Japan	520	502
% of Total	15%	11%
Korea	441	1,232
% of Total	13%	27%
Taiwan	794	666
% of Total	22%	15%
Southeast Asia	119	242
% of Total	3%	5%
China	993	1,300
% of Total	28%	28%

Employees (In thousands)
Regular Full Time	21.4	19.8

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 28, 2019	April 29, 2018	April 28, 2019	April 29, 2018
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,530	$2,056	$3,195	$3,996
Certain items associated with acquisitions[1]	9	44	19	89
Non-GAAP adjusted gross profit	$1,539	$2,100	$3,214	$4,085
Non-GAAP adjusted gross margin	43.5%	45.9%	44.1%	46.5%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$776	$1,292	$1,684	$2,507
Certain items associated with acquisitions[1]	14	49	28	98
Acquisition integration and deal costs	4	1	7	2
Non-GAAP adjusted operating income	$794	$1,342	$1,719	$2,607
Non-GAAP adjusted operating margin	22.4%	29.3%	23.6%	29.7%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$666	$1,100	$1,437	$1,265
Certain items associated with acquisitions[1]	14	49	28	98
Acquisition integration and deal costs	4	1	7	2
Impairment (gain on sale) of strategic investments, net	—	5	—	4
Loss (gain) on strategic investments, net	(11)	—	(23)	—
Income tax effect of share-based compensation[2]	1	13	(4)	(26)
Income tax effect of changes in applicable U.S. tax laws[3]	—	71	(24)	1,077
Income tax effects related to amortization of intra-entity intangible asset transfers	(31)	—	(59)	—
Resolution of prior years’ income tax filings and other tax items	17	10	76	(3)
Income tax effect of non-GAAP adjustments[4]	—	(5)	1	(8)
Non-GAAP adjusted net income	$660	$1,244	$1,439	$2,409

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is being recognized ratably over the fiscal year on a non-GAAP basis.

3	Charges to income tax provision related to a one-time transition tax and a decrease in U.S. deferred tax assets as a result of the recent U.S. tax legislation.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 28, 2019	April 29, 2018	April 28, 2019	April 29, 2018
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.70	$1.06	$1.50	$1.20
Certain items associated with acquisitions	0.01	0.04	0.03	0.09
Loss (gain) on strategic investments, net	—	—	(0.02)	—
Income tax effect of share-based compensation	—	0.01	(0.01)	(0.03)
Income tax effect of changes in applicable U.S. tax laws	—	0.07	(0.02)	1.02
Income tax effects related to amortization of intra-entity intangible asset transfers	(0.03)	—	(0.06)	—
Resolution of prior years’ income tax filings and other tax items	0.02	0.01	0.08	—
Non-GAAP adjusted earnings per diluted share	$0.70	$1.19	$1.50	$2.28
Weighted average number of diluted shares	948	1,040	957	1,056

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 28, 2019	April 29, 2018	April 28, 2019	April 29, 2018
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$579	$992	$1,210	$2,016
Certain items associated with acquisitions[1]	10	46	21	92
Non-GAAP adjusted operating income	$589	$1,038	$1,231	$2,108
Non-GAAP adjusted operating margin	27.0%	35.8%	27.7%	36.6%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$283	$279	$568	$534
Acquisition integration costs	—	—	—	1
Non-GAAP adjusted operating income	$283	$279	$568	$535
Non-GAAP adjusted operating margin	28.8%	29.5%	29.2%	29.3%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$42	$210	$157	$300
Certain items associated with acquisitions[1]	4	3	7	6
Acquisition integration costs	—	1	—	1
Non-GAAP adjusted operating income	$46	$214	$164	$307
Non-GAAP adjusted operating margin	13.2%	29.8%	19.2%	26.4%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	April 28, 2019

Provision for income taxes - GAAP basis (a)	$93
Income tax effect of share-based compensation	(1)
Income tax effects related to amortization of intra-entity intangible asset transfers	31
Resolutions of prior years’ income tax filings and other tax items	(17)
Non-GAAP adjusted provision for income taxes (b)	$106

Income before income taxes - GAAP basis (c)	$759
Certain items associated with acquisitions	14
Acquisition integration and deal costs	4
Loss (gain) on strategic investments, net	(11)
Non-GAAP adjusted income before income taxes (d)	$766

Effective income tax rate - GAAP basis (a/c)	12.3%

Non-GAAP adjusted effective income tax rate (b/d)	13.8%